                                                                    Exhibit 21.0

Updated to
December 31, 2001
                                  SUBSIDIARIES

Cooper has no parent. The subsidiaries of Cooper are listed in groupings that indicate the nature and management of the operations of each. Unless noted herein, all subsidiaries are wholly owned by Cooper or one of its subsidiaries.

                                                                   Place of
              Name                                               Incorporation
-------------------------------------                          -----------------

                       A. GENERAL CORPORATE ADMINISTRATION

Brownly-Consultadoria e Projectos Lda                          Madeira Free Zone
CBE Services, Inc.                                             Delaware, U.S.
CI Finance, Inc.                                               Delaware, U.S.
CI Leasing Company                                             Delaware, U.S.
Cooper Bussmann Finance, Inc.                                  Delaware, U.S.
Cooper Enterprises LLC                                         Delaware, U.S.
Cooper Europe Finance LLC                                      Delaware, U.S.
Cooper Europe Finance SNC                                      France
Cooper European Finance, Inc.                                  Delaware, U.S.
Cooper Finance Group L.P.                                      United Kingdom
Cooper Finance, Inc.                                           Delaware, U.S.
Cooper Finance Investment LLC                                  Delaware, U.S.
Cooper Finance Ltd.                                            Bermuda
Cooper France Finance, Inc.                                    Delaware, U.S.
Cooper France Finance SNC                                      France
Cooper France Investment LLC                                   Delaware, U.S.
Cooper Global LLC                                              Delaware, U.S.
Cooper Holdings Ltd.                                           Bermuda
Cooper Hungary Group Financing Limited Liability Company       Hungary
Cooper Industries (Canada) Inc.                                Ontario, Canada
Cooper Industries Australia Pensions Pty Ltd                   Australia
Cooper Industries Australia Pty Limited                        Australia
Cooper Industries Finance B.V.                                 Netherlands
Cooper Industries Finanzierungs-GbR                            Germany
Cooper Industries Foreign Sales Company, Limited               Barbados
Cooper Industries Foundation                                   Ohio, U.S.
Cooper Industries International Company                        Delaware, U.S.
Cooper Industries, Inc.                                        Delaware, U.S.
Cooper Industries, Ltd.                                        Bermuda
Cooper International Company                                   Delaware, U.S.
Cooper International Finance, Inc.                             Delaware, U.S.
Cooper Investment Group L.P.                                   United Kingdom
Cooper Luxembourg Finance S a r.l.                             Luxembourg
Cooper Mergerco, Inc.                                          Ohio, U.S.
Cooper Pensions Limited                                        United Kingdom
Cooper Power Systems Finance, Inc.                             Delaware, U.S.
Cooper Power Tools Finance, Inc.                               Delaware, U.S.

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
                                                                   Place of
              Name                                               Incorporation
-------------------------------------                          -----------------
Cooper Securities, Inc.                                        Texas, U.S.
Cooper Technologies Company                                    Delaware, U.S.
Cooper Western Hemisphere Company                              Delaware, U.S.
Coopind Inc.                                                   Delaware, U.S.

                             B. ELECTRICAL PRODUCTS

Alpha Lighting, Inc.                                           Delaware, U.S.
Arrow-Hart, S.A. de C.V.                                       Mexico
Atlite Inc.                                                    Delaware, U.S.
Blessing International B.V.                                    Netherlands
Borden/Reaves, Inc.                                            California, U.S.
Broomco (1644) Limited                                         United Kingdom
Bussmann do Brasil Ltda.                                       Brazil
Bussmann International, Inc.                                   Delaware, U.S.
Bussmann, S.A. de C.V.                                         Mexico
BZ Holdings Inc.                                               Delaware, U.S.
Capri Codec S.A.                                               France
CEAG Apparatebau Hundsbach GmbH & Co. KG                       Germany
CEAG Apparatebau Hundsbach Verwaltungsgesellschaft mbH         Germany
CEAG Benelux B.V.                                              Netherlands
CEAG Crouse-Hinds Asia Pacific Pte. Ltd.                       Singapore
CEAG Electronics GmbH                                          Germany
CEAG Flameproof Control Gears Private Limited (51% owned by    India
   CEAG Sicherheitstechnik GmbH)
CEAG Middle East Limited Liability Company (49% owned by       Dubai, U.A.E.
   Cooper Industries International Company)
CEAG Norge AS                                                  Norway
CEAG Nortem, S.A.                                              Spain
CEAG Sicherheitstechnik GmbH                                   Germany
Ceramica Creus, S.A. de C.V.                                   Mexico
Componentes de Iluminacion, S.A. de C.V.                       Mexico
Connectron, Inc.                                               New Jersey, U.S.
Cooper (UK) Group plc                                          United Kingdom
Cooper (U.K.) Limited                                          Delaware, U.S.
Cooper Asia, Inc.                                              Delaware, U.S.
Cooper B-Line GmbH                                             Germany
Cooper B-Line, Inc.                                            Delaware, U.S.
Cooper B-Line Limited                                          United Kingdom
Cooper Bussmann, Inc.                                          Delaware, U.S.
Cooper Bussmann India Private Limited                          India
Cooper Corelite, Inc.                                          Delaware, U.S.
Cooper Crouse-Hinds (UK) Ltd.                                  United Kingdom
Cooper Electrical Australia Pty. Limited                       Australia
Cooper Electrical Products Mexico, Inc.                        Delaware, U.S.
Cooper Electronic Technologies, Inc.                           Florida, U.S.
Cooper Elektrische Ausrustungen GmbH                           Germany
Cooper Elektrische Ausrustungen GmbH & Co. Offene              Germany
   Handelsgesellschaft
Cooper Industries GmbH                                         Germany

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
                                                                   Place of
              Name                                               Incorporation
-------------------------------------                          -----------------
Cooper Industries (U.K.) Limited                               United Kingdom
Cooper Lighting and Security Limited                           United Kingdom
Cooper Lighting de Mexico, S.A. de C.V.                        Mexico
Cooper Lighting, Inc.                                          Delaware, U.S.A.
Cooper Lighting Internacional, S. de R.L. de C.V.              Mexico
Cooper Menvier B.V.                                            Netherlands
Cooper Menvier France SARL                                     France
Cooper Menvier S.A.                                            France
Cooper Power Systems do Brasil Ltda.                           Brazil
Cooper Power Systems, Inc.                                     Delaware, U.S.
Cooper Power Systems Overseas, Inc.                            Delaware, U.S.
Cooper Power Systems, S. de R.L. de C.V.                       Mexico
Cooper Power Systems Transportation Company                    Wisconsin, U.S.
Cooper Security Limited                                        United Kingdom
Cooper Wiring Devices, Inc.                                    New York, U.S.
Cooper Wiring Devices de Mexico, S.A. de C.V.                  Mexico
Cortek Internacional, S.A.                                     Costa Rica
Crompton Lighting Holdings Limited                             United Kingdom
Crompton Lighting International Limited                        United Kingdom
Crompton Lighting Investments Limited                          United Kingdom
Crouse-Hinds Domex, S.A. de C.V.                               Mexico
CTIP Inc.                                                      Delaware, U.S.
Digital Lighting Holdings Limited (50% owned by Alpha          British Virgin Islands
  Lighting, Inc.)
Digital Lighting Co., Limited (50% owned by Digital            Hong Kong
  Lighting Holdings Limited and 1% owned by Alpha
  Lighting, Inc.)
Dunfermline Company                                            Ireland
Eagle Electric of Canada Ltd.                                  Canada
EAM Asset Management Corp.                                     Delaware, U.S.
Electromanufacturas, S.A. de C.V.                              Mexico
Fulleon Limited                                                United Kingdom
Hi-Tech Enclosures Limited                                     United Kingdom
Iluminacion Cooper de las Californias S.A. de C.V.             Mexico
Industrias AMB, S.A. de C.V.                                   Mexcio
Industrias Royer, S.A. de C.V.                                 Mexico
McGraw-Edison Company                                          Delaware, U.S.
McGraw-Edison Development Corporation                          Delaware, U.S.
Menvier CSA Srl                                                Italy
Menvier Group plc                                              United Kingdom
Menvier Overseas Holdings Limited                              United Kingdom
Menvier Research Limited                                       Ireland
North American Consumer Products, Inc.                         Delaware, U.S.
PCV Incorporated                                               Delaware, U.S.
PDS Edison Power Systems Co., Ltd.                             China
   (60% owned by Cooper Power Systems, Inc.)
PowerStor, Inc.                                                California, U.S.
Pretronica Precisao Electronica Lda.                           Portugal
Regent Far East Limited                                        Hong Kong
Regent Holding Corp.                                           Delaware, U.S.
Regent Lighting Corporation                                    Delaware, U.S.

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
                                                                   Place of
              Name                                               Incorporation
-------------------------------------                          -----------------

RL Manufacturing Sdn. Bhd.                                     Malaysia
RLS Incorporated                                               Delaware, U.S.
RTE Far East Corporation                                       Taiwan
Scantronic Benelux B.V.                                        Netherlands
Scantronic Holdings Limited                                    United Kingdom
Scantronic International Limited                               United Kingdom
Shanghai RLS Lighting Appliance Manufacturing                  China
   Company Limited (51% owned by Regent Lighting
   Corporation)
Silver Light International Limited (50% owned by Cooper        British Virgin Islands
   International Company)
Societe Civile Immobiliere NOEMY                               France
Transmould Limited                                             Ireland
Univel EPE                                                     Greece
Western Power Products, Inc.                                   Oregon, U.S.

                               C. TOOLS & HARDWARE

Airetool and Yost Superior Realty, Inc.                        Ohio, U.S.
     (50% owned by Cooper Power Tools, Inc.)
Collins Associates Ltd.                                        British Virgin Islands
Cooper Brands, Inc.                                            Delaware, U.S.
Cooper (Great Britain) Ltd.                                    United Kingdom
Cooper Italia S.p.A.                                           Italy
Cooper Industries France SARL                                  France
Cooper Power Tools B.V.                                        Netherlands
Cooper Power Tools GmbH Beteiligungen                          Germany
Cooper Power Tools, Inc.                                       Delaware, U.S.A.
Cooper Power Tools de Mexico, S.A. de C.V.                     Mexico
Cooper Power Tools GmbH & Co.                                  Germany
Cooper Tools B.V.                                              Netherlands
Cooper Tools de Mexico, S. de R.L. de C.V.                     Mexico
Cooper Tools GmbH                                              Germany
Cooper Tools Hungaria Kft.                                     Hungary
Cooper Tools Industrial Ltda.                                  Brazil
Cooper Tools Manufacturing, S. de R.L. de C.V.                 Mexico
Cooper Tools Mexico, Inc.                                      Delaware, U.S.
Cooper Tools Pty. Limited                                      Australia
Cooper Tools S.A.                                              France
Cooper Tools, Inc.                                             Delaware, U.S.
Deutsche Gardner-Denver Beteiligungs-GmbH                      Germany
Disston Co. de Mexico, S.A. de C.V.                            Mexico
Empresa Andina de Herramientas, S.A.                           Colombia
Erem S.A.                                                      Switzerland
GETA-Werk Gebr. Teipel GmbH                                    Germany
KME Masinconstruct Romania S.R.L. (90% owned by Cooper         Romania
   Industries Tools Hungaria Kft.)
KME Slovakia, spol. s.r.o. (90% owned by Cooper Tools          Slovakia
   Hungaria Kft.)
KMEF Kft. (50% owned by Cooper Tools Hungaria Kft.)            Hungary

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
                                                                   Place of
              Name                                               Incorporation
-------------------------------------                          -----------------
Lufkin Europa B.V.                                             Netherlands
Metro Mex, S.A. de C.V.                                        Mexico
Metronix Messgerate und Elektronik GmbH                        Germany
Nicholson Mexicana, S.A. de C.V.                               Mexico
Recoules S.A.                                                  France
SHK Kft.                                                       Hungary
Societe Civile Immobiliere PRECA                               France
Societe Civile Immobiliere R.M.                                France
The Cooper Group, Inc.                                         Delaware, U.S.

                            D. INACTIVE SUBSIDIARIES

B & S Fuses Limited                                            United Kingdom
Bussmann (U.K.) Limited                                        United Kingdom
Carlton Santee Corp.                                           California, U.S
CSP Industries GmbH                                            Germany
Cooper CBL Limited                                             United Kingdom
Cooper Power Systems Pty. Ltd.                                 Australia
Crouse-Hinds de Venezuela, C.A.                                Venezuela
DFL Fusegear Limited                                           United Kingdom
Eagle Electric MFG. Co. Mexico, S.A. de C.V.                   Mexico
Eagle Electric Mfg. Co., (V.I.) Inc.                           U.S. Virgin Islands
Edison Fusegear, Inc.                                          Delaware, U.S.
Firecom Limited                                                United Kingdom
Gardner-Denver (Aust.) Pty. Limited                            Australia
Gardner-Denver International, C.A.                             Venezuela
Homelink Telecom Limited                                       United Kingdom
JSB Electrical Limited                                         United Kingdom
JSB Mains Lighting Limited                                     United Kingdom
Kestron Units Limited                                          United Kingdom
Mannin Circuits Limited                                        Isle of Man
McGraw-Edison Export Corporation                               Delaware, U.S.
Menvier ApS                                                    Denmark
Menvier (CJS) Ltd.                                             United Kingdom
Menvier Electronics International Pty Ltd.                     Australia
Menvier Limited                                                United Kingdom
Menvier Security Limited                                       United Kingdom
Menvier-Amberlec Systems Limited                               United Kingdom
MSG Leasing Limited                                            United Kingdom
Premium Safety Products Limited                                United Kingdom
Pretronica II - Companhia de Seguranca, Lda.                   Portugal
Ragtrell Limited                                               United Kingdom
Regalsafe Limited                                              United Kingdom
Scantronic B.V.                                                Netherlands
Scantronic International Holdings B.V.                         Netherlands
Scantronic Limited                                             United Kingdom
Si-Tronic Srl (49% owned by Scantronic International           Italy
   Limited)
Synchrobell Limited                                            United Kingdom
WPC Corporation, Inc.                                          Delaware, U.S.

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
                                                                   Place of
              Name                                               Incorporation
-------------------------------------                          -----------------

                               C. TOOLS & HARDWARE

Airetool and Yost Superior Realty, Inc.                           Ohio, U.S.
     (50% owned by Cooper Power Tools, Inc.)
Collins Associates Ltd.                                           British Virgin Islands
Cooper (Great Britain) Ltd.                                       United Kingdom
Cooper Italia S.p.A.                                              Italy
Cooper Industries France SARL                                     France
Cooper Power Tools B.V.                                           Netherlands
Cooper Power Tools GmbH Beteiligungen                             Germany
Cooper Power Tools, Inc.                                          Delaware, U.S.A.
Cooper Power Tools de Mexico, S.A. de C.V.                        Mexico
Cooper Power Tools GmbH & Co.                                     Germany
Cooper Tools B.V.                                                 Netherlands
Cooper Tools de Mexico, S. de R.L. de C.V.                        Mexico
Cooper Tools GmbH                                                 Germany
Cooper Tools Hungaria Kft.                                        Hungary
Cooper Tools Industrial Ltda.                                     Brazil
Cooper Tools Manufacturing, S. de R.L. de C.V.                    Mexico
Cooper Tools Pty. Limited                                         Australia
Cooper Tools S.A.                                                 France
Cooper Tools, Inc.                                                Delaware, U.S.
Deutsche Gardner-Denver Beteiligungs-GmbH                         Germany
Disston Co. de Mexico, S.A. de C.V.                               Mexico
Empresa Andina de Herramientas, S.A.                              Colombia
Erem S.A.                                                         Switzerland
GETA-Werk Gebr. Teipel GmbH                                       Germany
KME Masinconstruct Romania S.R.L. (90% owned by Cooper            Romania
  Industries Tools Hungaria Kft.)
KME Slovakia, spol. s.r.o. (90% owned by Cooper Tools             Slovakia
  Hungaria Kft.)
KMEF Kft. (50% owned by Cooper Tools Hungaria Kft.)               Hungary
Lufkin Europa B.V.                                                Netherlands
Metro Mex, S.A. de C.V.                                           Mexico
Metronix Messgerate und Elektronik GmbH                           Germany
Nicholson Mexicana, S.A. de C.V.                                  Mexico
Recoules S.A.                                                     France
SHK Kft.                                                          Hungary
Societe Civile Immobiliere PRECA                                  France
Societe Civile Immobiliere R.M.                                   France
The Cooper Group, Inc.                                            Delaware, U.S.

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
                                                                   Place of
              Name                                               Incorporation
-------------------------------------                          -----------------

                            D. INACTIVE SUBSIDIARIES

ACN 002 055 414 PTY Limited                                    Australia
Aerocharter (Coventry) Limited (50% owned by Menvier Group     United Kingdom
   plc)
B & S Fuses Limited                                            United Kingdom
Bussmann (U.K.) Limited                                        United Kingdom
Carlton Santee Corp.                                           California, U.S
CSP Industries GmbH                                            Germany
Cooper Power Systems Pty. Ltd.                                 Australia
Crouse-Hinds de Venezuela, C.A.                                Venezuela
DFL Fusegear Limited                                           United Kingdom
Eagle Electric MFG. Co. Mexico, S.A. de C.V.                   Mexico
Eagle Electric Mfg. Co., (V.I.) Inc.                           U.S. Virgin Islands
Edison Fusegear, Inc.                                          Delaware, U.S.
Firecom Limited                                                United Kingdom
Gardner-Denver (Aust.) Pty. Limited                            Australia
Gardner-Denver International, C.A.                             Venezuela
Homelink Telecom Limited                                       United Kingdom
Inmobiliaria Cisco, S.A.                                       Mexico
JSB Electrical Limited                                         United Kingdom
JSB Mains Lighting Limited                                     United Kingdom
Kearney-National (Canada) Limited                              Ontario, Canada
Kestron Units Limited                                          United Kingdom
Menvier (CJS) Ltd.                                             United Kingdom
Menvier Electronics International Pty Ltd.                     Australia
Menvier Limited                                                United Kingdom
Menvier Security Limited                                       United Kingdom
Menvier-Amberlec Systems Limited                               United Kingdom
McGraw-Edison Export Corporation                               Delaware, U.S.
MSG Leasing Limited                                            United Kingdom
Premium Safety Products Limited                                United Kingdom
Pretronica II - Companhia de Seguranca, Lda.                   Portugal
Ragtrell Limited                                               United Kingdom
Regalsafe Limited                                              United Kingdom
Scantronic B.V.                                                Netherlands
Scantronic International Holdings B.V.                         Netherlands
Scantronic Limited                                             United Kingdom
Scantronic Spain S.A.                                          Spain
Synchrobell Limited                                            United Kingdom
WPC Corporation, Inc.                                          Delaware, U.S.
WQ Australasia Pty. Ltd.                                       Australia
WQ Australia Pty. Ltd.                                         Australia
York-Lite Electronics, Inc.                                    Texas, U.S.